Exhibit 99.2

Consolidated Balance Sheets					Amounts in thousands
Unaudited
Last updated February 4, 2009	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
	2005	2005	2005	2005	2006	2006	2006	2006	2007	2007	2007	2007	2008	2008	2008	2008
Assets
Current assets:
Cash and cash equivalents	33,155	30,292	39,594	40,874	42,444	30,546	38,114	39,208	44,899	33,842	33,109	43,681	44,591	52,781	51,145	51,405
Short-term investments	19,698	24,181	20,883	23,314	27,063	35,203	36,906	39,127	37,578	52,911	56,823	52,644	36,585	41,540	46,444	34,412
Accounts receivable	13,552	15,799	21,968	25,462	31,615	26,250	25,347	32,021	25,050	27,797	24,690	29,480	27,503	26,722	27,820	36,770
Term receivables	13,275	14,733	14,105	15,376	17,268	19,255	22,587	23,806	20,555	15,756	13,773	13,069	9,616	8,814	6,875	5,752
Less allowance for doubtful accounts	(1,627)	(1,608)	(1,960)	(2,209)	(2,090)	(2,331)	(3,225)	(2,621)	(2,273)	(2,046)	(2,009)	(1,918)	(2,056)	(2,177)	(2,148)	(2,277)
Prepaid & other current assets	1,272	1,196	1,771	1,993	2,439	2,514	2,874	2,498	3,676	4,980	5,786	5,979	6,773	7,082	7,497	7,531
Total current assets	79,325	84,593	96,361	104,810	118,739	111,437	122,603	134,039	129,485	133,240	132,172	142,935	123,012	134,762	137,633	133,593

Long-term investments	-	-	-	-	-	-	-	-	-	-	-	-	17,810	11,925	4,612	4,963
Property and equipment, net	4,842	5,375	5,597	6,451	6,632	8,620	8,470	10,073	10,715	10,494	10,451	10,856	10,807	10,798	10,377	10,141
Term receivables, noncurrent	8,256	10,234	10,801	10,697	12,611	15,765	22,193	24,805	19,349	13,239	11,170	9,859	8,059	5,728	4,420	3,547
Intangible and other assets, net	1,232	2,028	1,892	1,718	1,447	9,699	9,302	9,325	9,380	9,352	9,221	10,136	10,016	10,025	10,268	10,093
Total assets	93,655	102,230	114,651	123,676	139,429	145,521	162,568	178,242	168,929	166,325	163,014	173,786	169,704	173,238	167,310	162,337

Liabilities, Preferred Stock and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	6,397	6,600	7,635	8,041	9,231	8,970	8,591	12,005	13,818	14,688	14,855	15,790	18,146	17,919	17,405	16,223
Commissions and bonuses payable	1,971	2,550	3,344	2,910	3,706	3,066	4,001	4,069	2,902	2,918	2,889	5,044	3,531	4,279	4,351	5,665
Current portion of long-term debt	-	31	29	30	30	35	35	31	32	32	42	43	44	44	45	46
Deferred revenue	37,899	40,669	45,694	48,673	54,191	56,222	59,218	67,560	67,444	66,660	69,665	76,995	73,575	76,693	72,008	77,584
Total current liabilities	46,267	49,850	56,702	59,654	67,158	68,293	71,845	83,665	84,196	84,298	87,451	97,872	95,296	98,935	93,809	99,518

Deferred revenue, noncurrent	14,911	16,699	18,058	19,250	26,715	31,012	43,402	47,018	41,241	41,718	37,139	37,665	38,079	39,289	37,201	35,614
Long-term debt	-	131	125	117	109	123	113	85	77	69	79	68	57	45	34	22

Preferred stock	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Stockholders' equity (deficit):
Common stock and warrants	233	137	138	32	32	32	32	33	33	33	33	33	34	34	34	34
Additional paid-in capital	73,042	74,479	76,339	78,312	79,536	81,856	83,428	86,069	88,064	90,750	92,486	95,377	97,107	99,187	101,337	102,662
Treasury stock, at cost	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(13,209)
Other comprehensive income (loss)	(618)	(445)	(433)	(401)	(393)	(312)	(250)	(332)	(384)	(504)	(551)	(292)	(536)	(787)	(193)	1,916
Accumulated deficit	(40,180)	(38,621)	(36,278)	(33,288)	(33,728)	(35,483)	(36,002)	(38,296)	(44,298)	(50,039)	(53,623)	(56,937)	(60,333)	(63,465)	(64,912)	(64,220)
Total stockholders' equity	32,477	35,550	39,766	44,655	45,447	46,093	47,208	47,474	43,415	40,240	38,345	38,181	36,272	34,969	36,266	27,183
Total liabilities, preferred stock and
stockholders' equity	93,655	102,230	114,651	123,676	139,429	145,521	162,568	178,242	168,929	166,325	163,014	173,786	169,704	173,238	167,310	162,337

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Operations
Unaudited						Amounts in thousands
Last updated February 4, 2009
	2005					2006					2007					2008
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD
Revenue:
Software, hosting and support	13,874	16,864	18,005	19,201	67,944	19,310	20,636	23,754	22,557	86,257	19,819	20,693	22,366	24,105	86,983	24,556	25,573	25,956	26,491	102,576
Professional services	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	6,204	24,131	5,883	5,772	6,880	6,559	25,094	8,342	9,648	10,281	9,588	37,859
Total revenue	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	28,761	110,388	25,702	26,465	29,246	30,664	112,077	32,898	35,221	36,237	36,079	140,435

Cost of revenue:
Software, hosting and support	2,064	2,276	2,253	2,518	9,111	2,771	3,159	3,667	3,663	13,260	4,394	4,565	4,604	4,848	18,411	5,035	5,043	5,305	5,014	20,397
Professional services	2,696	2,879	3,026	3,355	11,956	4,104	4,941	4,969	5,096	19,110	5,171	5,036	5,667	6,138	22,012	7,285	7,810	8,133	7,212	30,440
Total cost of revenue	4,760	5,155	5,279	5,873	21,067	6,875	8,100	8,636	8,759	32,370	9,565	9,601	10,271	10,986	40,423	12,320	12,853	13,438	12,226	50,837

Gross profit	13,582	15,923	17,875	18,701	66,081	17,756	18,808	21,452	20,002	78,018	16,137	16,864	18,975	19,678	71,654	20,578	22,368	22,799	23,853	89,598

Operating expenses:
Sales and marketing	9,457	10,557	11,248	11,421	42,683	13,726	14,852	16,535	16,391	61,504	15,727	15,788	16,516	17,087	65,118	16,818	17,627	16,889	16,294	67,628
Research and development	2,161	2,426	2,937	2,904	10,428	3,130	3,476	3,740	4,132	14,478	4,296	4,343	4,308	4,137	17,084	4,486	4,507	4,671	4,628	18,292
General and administrative	1,410	1,586	1,627	1,822	6,445	2,056	2,709	2,333	2,480	9,578	2,860	3,178	2,680	2,782	11,500	3,516	3,890	3,215	2,994	13,615
Total operating expenses	13,028	14,569	15,812	16,147	59,556	18,912	21,037	22,608	23,003	85,560	22,883	23,309	23,504	24,006	93,702	24,820	26,024	24,775	23,916	99,535

Operating income (loss)	554	1,354	2,063	2,554	6,525	(1,156)	(2,229)	(1,156)	(3,001)	(7,542)	(6,746)	(6,445)	(4,529)	(4,328)	(22,048)	(4,242)	(3,656)	(1,976)	(63)	(9,937)
Interest and other income (expense), net	292	331	440	583	1,646	672	768	740	884	3,064	828	885	1,004	966	3,683	938	519	552	687	2,696

Income (loss) before income taxes	846	1,685	2,503	3,137	8,171	(484)	(1,461)	(416)	(2,117)	(4,478)	(5,918)	(5,560)	(3,525)	(3,362)	(18,365)	(3,304)	(3,137)	(1,424)	624	(7,241)
(Provision) benefit for income taxes	(45)	(126)	(160)	(147)	(478)	44	(294)	(103)	(177)	(530)	(84)	(181)	(59)	48	(276)	(92)	5	(23)	68	(42)
Net income (loss)	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)

Net income (loss) per share:
Basic	$ 0.03	$ 0.05	$ 0.08	$ 0.09	$ 0.25	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)	$ (0.09)	$ (0.04)	$ 0.02	$ (0.22)
Diluted	$ 0.02	$ 0.05	$ 0.07	$ 0.09	$ 0.23	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)	$ (0.09)	$ (0.04)	$ 0.02	$ (0.22)

Shares used in the computation:
Basic	29,816	30,232	30,802	31,652	30,631	31,943	32,172	32,316	32,529	32,241	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	32,692	33,362
Diluted	33,559	33,367	33,667	34,199	33,695	31,943	32,172	32,316	32,529	32,241	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	33,204	33,362

Supplemental information of stock-based
compensation expense included in:
Cost of software, hosting and support	-	-	-	-	-	38	55	52	48	193	58	79	84	67	288	77	79	87	80	323
Cost of professional services	-	-	-	-	-	97	137	124	113	471	125	149	217	156	647	153	165	158	162	638
Sales and marketing	-	-	-	-	-	366	535	529	499	1,929	658	731	542	333	2,264	538	595	738	583	2,454
Research and development	-	-	-	-	-	159	233	230	212	834	226	289	166	206	887	235	242	252	240	969
General and administrative	-	-	-	-	-	123	718	179	181	1,201	235	743	199	208	1,385	263	816	297	265	1,641
Total stock-based compensation	-	-	-	-	-	783	1,678	1,114	1,053	4,628	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Cash Flow							Amounts in thousands
Unaudited
Last updated February 4, 2009	2005					2006					2007					2008
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD
Operating activities
Net income (loss)	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)
Noncash adjustments:
Depreciation and amortization	742	828	892	944	3,406	1,105	1,337	1,556	1,683	5,681	1,675	1,880	1,869	1,842	7,266	1,954	1,956	1,956	1,905	7,771
Provision for losses on accounts receivable	52	(8)	216	161	421	(248)	7	292	255	306	(69)	13	401	39	384	89	26	64	33	212
Stock-based compensation expense			-	-	-	783	1,678	1,114	1,053	4,628	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025
Changes in operating accounts:
Receivables	(2,402)	(5,866)	(6,072)	(4,796)	(19,136)	(9,798)	1,386	(8,117)	(10,958)	(27,487)	15,427	8,224	6,933	(3,032)	27,552	7,447	4,062	1,143	(7,878)	4,774
Prepaid and other current assets	(44)	67	(609)	(208)	(794)	(167)	8	(225)	193	(191)	(1,471)	(1,612)	(803)	(1,143)	(5,029)	(852)	(804)	(1,168)	(900)	(3,724)
Accounts payable and accrued liabilities	984	373	1,071	502	2,930	1,191	(638)	(373)	3,277	3,457	1,748	810	89	1,041	3,688	2,292	(257)	42	(720)	1,357
Commissions and bonusses payable	(663)	588	807	(423)	309	787	(752)	932	58	1,025	(1,171)	(1)	(47)	2,176	957	(1,523)	742	166	1,545	930
Deferred revenue	3,819	4,941	6,523	4,484	19,767	12,976	5,349	15,184	11,273	44,782	(6,056)	(814)	(2,143)	8,407	(606)	(3,434)	4,001	(3,566)	7,168	4,169
Other	(50)	82	77	190	299	(137)	244	(8)	(249)	(150)	(23)	13	(130)	132	(8)	(173)	83	(52)	635	493
Cash provided (used) by operating activities	3,239	2,564	5,248	3,844	14,895	6,052	6,864	9,836	4,291	27,043	5,360	4,763	3,793	7,118	21,034	3,670	8,574	(1,330)	3,810	14,724

Investing activities
Acquistion of property and equipment	(1,078)	(1,070)	(1,124)	(1,697)	(4,969)	(1,140)	(2,770)	(1,020)	(2,828)	(7,758)	(1,987)	(1,351)	(1,523)	(2,436)	(7,297)	(1,509)	(1,524)	(1,311)	(1,427)	(5,771)
Business acquisitions	-	(1,012)	(23)	(10)	(1,045)	-	(8,731)	-	-	(8,731)	-	-	-	-	-	-	-	-	-	-
Change in investments, net	11,488	(4,483)	3,298	(2,431)	7,872	(3,749)	(8,140)	(1,638)	(2,285)	(15,812)	1,549	(15,333)	(3,912)	4,179	(13,517)	(1,970)	748	2,218	12,435	13,431
Other	-	-	8	-	8	(10)	-		(3)	(13)	(29)	(32)	98	17	(55)	(15)	(12)	2	4	(21)
Cash provided (used) for investing activities	10,410	(6,565)	2,159	(4,138)	1,866	(4,899)	(19,641)	(2,658)	(5,116)	(32,314)	(467)	(16,716)	(5,337)	1,760	(20,759)	(3,494)	(788)	909	11,012	7,639

Financing activities
Net proceeds from (payments on) long-term debt	-	-	154	(7)	147	(7)	(7)	(9)	(32)	(55)	(7)	(8)	(10)	(10)	(35)	(11)	(11)	(11)	(10)	(43)
Proceeds from issuance of stock:
Common stock issued under employee benefit plans	588	1,217	1,767	1,706	5,278	432	567	363	1,359	2,721	643	536	509	1,966	3,653	414	234	618	130	1,396
Common stock repurchase (Treasury)											-	-	-	-	-	-	-	-	(13,209)	(13,209)
Other	-	-	-	-	-	-	-	-	400	400	49	160	19	(45)	183	53	(53)	-	(135)	(135)
Cash provided (used) by financing activities	588	1,217	1,921	1,699	5,425	425	560	354	1,727	3,066	685	688	518	1,911	3,801	456	170	607	(13,224)	(11,991)

Effect of foreign exchange rates	(26)	(79)	(26)	(125)	(256)	(8)	319	36	192	539	113	208	293	(217)	397	278	234	(1,822)	(1,338)	(2,648)

Net change in cash and cash equivalents	14,211	(2,863)	9,302	1,280	21,930	1,570	(11,898)	7,568	1,094	(1,666)	5,691	(11,057)	(733)	10,572	4,473	910	8,190	(1,636)	260	7,724

Cash and cash equivalents at beginning of period	18,944	33,155	30,292	39,594	18,944	40,874	42,444	30,546	38,114	40,874	39,208	44,899	33,842	33,109	39,208	43,681	44,591	52,781	51,145	43,681
Cash and cash equivalents at end of period	33,155	30,292	39,594	40,874	40,874	42,444	30,546	38,114	39,208	39,208	44,899	33,842	33,109	43,681	43,681	44,591	52,781	51,145	51,405	51,405

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet							Amounts in thousands
Unaudited		2005					2006					2007					2008
Last updated February 4, 2009		Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD

Revenue	Recurring	10,624	10,791	11,695	12,946	46,056	13,977	15,083	16,710	17,678	63,448	19,225	20,341	21,813	23,541	84,920	24,412	25,459	25,917	26,476	102,264
Mix	Perpetual	3,250	6,073	6,310	6,255	21,888	5,333	5,553	7,044	4,879	22,809	594	352	553	564	2,063	144	114	39	15	312
(in thousands)	Professional services	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	6,204	24,131	5,883	5,772	6,880	6,559	25,094	8,342	9,648	10,281	9,588	37,859
	Total	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	28,761	110,388	25,702	26,465	29,246	30,664	112,077	32,898	35,221	36,237	36,079	140,435

Revenue	Recurring	58%	51%	51%	53%	53%	56%	56%	56%	61%	57%	75%	77%	74%	77%	76%	75%	73%	72%	73%	73%
Mix	Perpetual	18%	29%	27%	25%	25%	22%	21%	23%	17%	21%	2%	1%	2%	2%	2%	0%	0%	0%	0%	0%
(% of total)	Professional services	24%	20%	22%	22%	22%	22%	23%	21%	22%	22%	23%	22%	24%	21%	22%	25%	27%	28%	27%	27%

Revenue by	Americas	13,757	16,652	17,291	16,710	64,410	17,368	20,072	23,847	21,235	82,522	18,472	18,908	20,687	21,473	79,540	22,357	23,384	25,187	26,712	97,640
Geography	Europe	2,751	3,372	3,752	5,652	15,527	5,014	5,335	4,732	5,520	20,601	5,359	5,321	5,958	6,923	23,561	8,066	8,876	8,082	6,922	31,946
(in thousands)	Asia Pacific	1,834	1,054	2,111	2,212	7,211	2,249	1,501	1,509	2,006	7,265	1,871	2,236	2,601	2,268	8,976	2,475	2,961	2,968	2,445	10,849

Revenue by	Americas	75%	79%	75%	68%	74%	71%	74%	79%	74%	74%	72%	72%	71%	70%	71%	67%	67%	70%	74%	69%
Geography	Europe	15%	16%	16%	23%	18%	20%	20%	16%	19%	19%	21%	20%	20%	23%	21%	25%	25%	22%	19%	23%
(% of total)	Asia Pacific	10%	5%	9%	9%	8%	9%	6%	5%	7%	7%	7%	8%	9%	7%	8%	8%	8%	8%	7%	8%

Deferred	Current	37,899	40,669	45,694	48,673		54,191	56,222	59,218	67,560		67,444	66,660	69,665	76,995		73,575	76,693	72,008	77,584
Revenue	Non-current	14,911	16,699	18,058	19,250		26,715	31,012	43,402	47,018		41,241	41,718	37,139	37,665		38,079	39,289	37,201	35,614
(in thousands)	Total	52,810	57,368	63,752	67,923		80,906	87,234	102,620	114,578		108,685	108,378	106,804	114,660		111,654	115,982	109,209	113,198

Term Receivables	Current	13,275	14,733	14,105	15,376		17,268	19,255	22,587	23,806		20,555	15,756	13,773	13,069		9,616	8,814	6,875	5,752
(in thousands)	Non-current	8,256	10,234	10,801	10,697		12,611	15,765	22,193	24,805		19,349	13,239	11,170	9,859		8,059	5,728	4,420	3,547
	Total	21,531	24,967	24,906	26,073		29,879	35,020	44,780	48,611		39,904	28,995	24,943	22,928		17,675	14,542	11,295	9,299

Net Deferred	Current	24,624	25,936	31,589	33,297		36,923	36,967	36,631	43,754		46,889	50,904	55,892	63,926		63,959	67,879	65,133	71,832
Revenue	Non-current	6,655	6,465	7,257	8,553		14,104	15,247	21,209	22,213		21,892	28,479	25,969	27,806		30,020	33,561	32,781	32,067
(in thousands)	Total	31,279	32,401	38,846	41,850		51,027	52,214	57,840	65,967		68,781	79,383	81,861	91,732		93,979	101,440	97,914	103,899

Customers	New	60	80	92	80	312	97	261	83	79	520	62	74	60	60	256	64	73	68	59	264
	Total (~)	1,300	1,300	1,400	1,500		1,500	1,700	1,800	1,800		1,800	1,800	1,800	1,800		1,800	1,900	1,900	1,900
	Interactions (in millions)	166	176	188	214	744	281	223	261	285	1,050	352	332	347	436	1,467	463	477	576	583	2,099

Employees	Worldwide	438	490	494	530		578	649	654	658		679	698	691	686		718	765	777	737

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.